                                                                  Exhibit 99.02

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Lanco Environmental Products, Inc.

     We have audited the accompanying balance sheet of Lanco Environmental Products, Inc., as of December 31, 1995 and 1996, and the related statements of income, changes in stockholder's equity and cash flows for the six-month periods ended June 30, 1995 and December 31, 1995, and the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lanco Environmental Products, Inc., as of December 31, 1995 and 1996, and the results of its operations and its cash flows for the six-month periods ended June 30, 1995 and December 31, 1995, and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Plante & Moran, LLP

March 18, 1997
Grand Rapids, Michigan

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                                 BALANCE SHEETS

                                                              DECEMBER 31,           MARCH 31,
                                                        ------------------------     ---------
                                                           1995          1996          1997
                                                        ----------    ----------     ---------
                                                                                    (UNAUDITED)
                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents..........................    $ 367,166     $  25,948     $  38,440
  Trade accounts receivable -- Net of allowance for
     doubtful accounts of $10,000, $25,000, and
     $25,000, respectively...........................      426,084       512,440       326,598
  Inventories (Note 2)...............................      252,591       477,959       412,700
  Other..............................................           --         6,335        39,529
                                                        ----------    ----------     ---------
     Total current assets............................    1,045,841     1,022,682       817,267
LEASEHOLD IMPROVEMENTS AND EQUIPMENT (Note 3)........      126,863       145,720       151,709
                                                        ----------    ----------     ---------
     Total assets....................................   $1,172,704    $1,168,402     $ 968,976
                                                        ==========    ==========     =========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
  Trade accounts payable.............................    $ 214,527     $ 301,068     $ 327,478
  Accounts payable -- Related parties (Note 6).......      606,820       222,009        81,009
  Customer deposits..................................        4,556        41,323        12,321
  Federal income taxes payable (Note 5)..............        9,900            --            --
  Deferred taxes (Note 5)............................       88,000       159,200       151,800
  Accrued expenses...................................       15,703        29,377        34,121
                                                        ----------    ----------     ---------
     Total current liabilities.......................      939,506       752,977       606,729
STOCKHOLDER'S EQUITY
  Common stock -- $1 par value:
     Authorized -- 60,000 shares
     Issued and outstanding -- 1,000 shares..........        1,000         1,000         1,000
  Additional paid-in capital.........................      166,838       166,838       166,838
  Retained earnings..................................       65,360       247,587       194,409
                                                        ----------    ----------     ---------
     Total stockholder's equity......................      233,198       415,425       362,247
                                                        ----------    ----------     ---------
     Total liabilities and stockholder's equity......   $1,172,704    $1,168,402     $ 968,976
                                                        ==========    ==========     =========

       The accompanying notes are an integral part of these statements.

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                              STATEMENTS OF INCOME

                                     SIX MONTHS    SIX MONTHS                   THREE MONTHS   THREE MONTHS
                                       ENDED         ENDED        YEAR ENDED       ENDED          ENDED
                                      JUNE 30,    DECEMBER 31,   DECEMBER 31,    MARCH 31,      MARCH 31,
                                        1995          1995           1996           1996           1997
                                     ----------   ------------   ------------   ------------   ------------
                                      (NOTE 1)                                    (NOTE 1)
                                                                                        (UNAUDITED)
NET SALES..........................   $800,070     $1,402,401     $2,673,486      $401,839       $648,041
COST OF SALES......................    574,899      1,007,733      1,763,231       280,281        549,740
                                      --------     ----------     ----------      --------       --------
GROSS PROFIT.......................    225,171        394,668        910,255       121,558         98,301
SELLING, ADMINISTRATIVE AND GENERAL
  EXPENSES.........................    215,735        314,498        710,412       140,532        177,979
                                      --------     ----------     ----------      --------       --------
OPERATING INCOME (LOSS)............      9,436         80,170        199,843       (18,974)       (79,678)
OTHER INCOME -- Net................         --         11,790         75,484            --          6,500
                                      --------     ----------     ----------      --------       --------
INCOME (LOSS) -- Before taxes on
  income...........................      9,436         91,960        275,327       (18,974)       (73,178)
FEDERAL INCOME TAXES (BENEFIT)
  (Note 5).........................      1,300         26,600         93,100        (4,400)       (20,000)
                                      --------     ----------     ----------      --------       --------
NET INCOME (LOSS)..................   $  8,136     $   65,360     $  182,227       (14,574)       (53,178)
                                      ========     ==========     ==========      ========       ========

        The accompanying notes are an integral part of these statements.

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                               COMMON STOCK
                                             -----------------
                                             NUMBER               ADDITIONAL
                                               OF                  PAID-IN      RETAINED
                                             SHARES     AMOUNT     CAPITAL      EARNINGS      TOTAL
                                             -------    ------    ----------    ---------    --------
BALANCE -- July 1, 1995 (Inception)........   1,000     $1,000     $ 166,838    $      --    $167,838
Net income for the six months
  ended December 31, 1995..................      --         --            --       65,360      65,360
                                              -----     ------     ---------    ---------    --------
BALANCE -- December 31, 1995...............   1,000      1,000       166,838       65,360     233,198
Net Income.................................      --         --            --      182,227     182,227
                                              -----     ------     ---------    ---------    --------
BALANCE -- December 31, 1996...............   1,000     $1,000       166,838      247,587     415,425
Net income (loss) for the three months
  ended March 31, 1997.....................      --         --            --      (53,178)    (53,178)
                                              -----     ------     ---------    ---------    --------
BALANCE -- March 31, 1997..................   1,000     $1,000     $ 166,838    $ 194,409    $362,247
                                              =====     ======     =========    =========    ========

        The accompanying notes are an integral part of these statements.

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                            STATEMENTS OF CASH FLOWS

                                     SIX MONTHS    SIX MONTHS                   THREE MONTHS   THREE MONTHS
                                       ENDED         ENDED        YEAR ENDED       ENDED          ENDED
                                      JUNE 30,    DECEMBER 31,   DECEMBER 31,    MARCH 31,      MARCH 31,
                                        1995          1995           1996           1996           1997
                                     ----------   ------------   ------------   ------------   ------------
                                      (NOTE 1)                                          (UNAUDITED)
Net income (loss)..................  $    8,136    $   65,360     $  182,227     $  (14,574)       (53,178)
Adjustments to reconcile net income
  (loss) to cash provided by
  operating activities:
  Provision for bad debts..........          --        10,000         16,282             --             --
  Depreciation and amortization....       8,747        10,011         22,603          4,014          5,979
  Deferred taxes...................      28,000       (10,000)        71,200         69,700         (7,400)
  (Increase) decrease in assets:
     Accounts receivable...........     159,088      (285,142)      (102,638)       123,991        185,842
     Inventories...................     (90,067)       20,346       (225,368)      (153,266)        65,259
     Other current assets..........          --            --         (6,335)            --        (20,594)
  Increase (decrease) in
     liabilities:
     Trade accounts payable and
       accrued expenses............     (35,293)       65,406        100,215          7,911         31,154
     Federal income taxes
       payable.....................     (29,287)       30,900         (9,900)       (87,060)       (12,600)
     Customer deposits.............          --         4,556         36,767         12,336        (29,002)
                                     ----------   ------------   ------------   ------------   ------------
       Net cash provided by (used
          in) operating
          activities...............      49,324       (88,563)        85,053        (36,948)       165,460
CASH FLOWS FROM INVESTING
  ACTIVITIES
  Purchase of equipment............      (2,000)      (16,345)       (41,460)        (7,414)       (11,968)
CASH FLOWS FROM FINANCING
  ACTIVITIES
  Advances from related company....     187,695        62,900        110,365         31,000         31,750
  Payments on advances from related
     company.......................     (91,218)     (265,664)      (495,176)      (330,778)      (172,750)
                                     ----------   ------------   ------------   ------------   ------------
     Net cash provided by (used in)
       financing activities........      96,477      (202,764)      (384,811)      (299,778)      (141,000)
                                     ----------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS.................     143,801      (307,672)      (341,218)      (344,140)        12,492
CASH AND CASH EQUIVALENTS --
  Beginning of period..............     531,037       674,838        367,166        367,166         25,948
                                     ----------   ------------   ------------   ------------   ------------
CASH AND CASH
  EQUIVALENTS -- End of period.....  $  674,838    $  367,166     $   25,948     $   23,026         38,440
                                      =========    ==========     ==========     ==========     ==========
CASH PAID FOR INTEREST AND
  INCOME TAXES
  Interest.........................  $       --    $       --     $       --     $       --     $       --
                                      =========    ==========     ==========     ==========     ==========
  Income taxes.....................  $    8,287    $       --     $   37,160     $   12,960     $       --
                                      =========    ==========     ==========     ==========     ==========

        The accompanying notes are an integral part of these statements.

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1996

              (INFORMATION AS OF MARCH 31, 1997 AND FOR THE THREE
               MONTHS ENDED MARCH 31, 1996 AND 1997 IS UNAUDITED)

NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Lanco Environmental Products, Inc., is engaged in manufacturing wastewater treatment equipment and components. The Company grants credit to customers, the majority of whom are United States manufacturers.

Basis of Presentation -- Lanco Environmental Products, Inc., was formed July 1, 1995, when the sole stockholder of Lanco Corporation transferred the assets and liabilities of Lanco Corporation's Environmental Products Division into a separate corporation owned by the stockholder. All assets and liabilities were transferred at their historical carrying amount. These financial statements present the operations of Lanco Environmental Products, Inc., for the six-month period from July 1, 1995 to December 31, 1995, and the year ended December 31, 1996. Also presented, for comparative purposes, are statements of income and cash flows for the Environmental Products Division of Lanco Corporation for the six-month period January 1, 1995, to June 30, 1995.

The balance sheet as of March 31, 1997, the statement of operations and retained earnings for the nine months ended March 31, 1996 and 1997 and the statements of cash flows for the periods then ended are unaudited and reflect all adjustments, which include, in the opinion of management, adjustments consisting only of normal recurring adjustments necessary to present fairly the results of operations for such periods. Results of interim periods are not necessarily indicative of results to be expected for any other interim period or for the year taken as a whole.

Cash Equivalents -- The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Revenue and Cost Recognition -- Revenue from the sale of wastewater treatment equipment contracts is generally recognized upon shipment. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, repairs and depreciation costs. Selling and administrative costs are charged to expense as incurred.

Financial Instruments -- The carrying values of cash, cash equivalents, accounts receivable and accounts payable are reasonable estimates of their fair market values due to the short-term nature of these instruments.

Inventories -- Inventories of component parts and finished goods are stated at the lower of cost, determined by the first-in, first-out method, or market.

Leasehold Improvements and Equipment -- Leasehold improvements and equipment are recorded at cost. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense when incurred.

Income Taxes -- The Company accounts for income taxes following the liability method. A current tax liability or asset is recognized for the estimated taxes payable or refundable on tax returns for the year. Deferred tax liabilities or assets are recognized for the estimated future tax effects of temporary differences between book and tax accounting.

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1996
              (INFORMATION AS OF MARCH 31, 1997 AND FOR THE THREE
               MONTHS ENDED MARCH 31, 1996 AND 1997 IS UNAUDITED)

NOTE 2 -- INVENTORIES

Inventories consist of the following:


                                                                 DECEMBER 31,          MARCH 31,
                                                             ---------------------     --------
                                                               1995         1996         1997
                                                             --------     --------     --------
Component parts..........................................    $ 80,517     $191,087     $271,200
Finished goods...........................................     172,074      286,872      141,500
                                                             --------     --------     --------
Total inventories........................................    $252,591     $477,959     $412,700
                                                             ========     ========     ========

NOTE 3 -- PROPERTY, PLANT EQUIPMENT

Cost of property, plant and equipment and depreciable lives are summarized as follows:

                                                        DECEMBER 31,
                                                    --------------------    MARCH 31,    DEPRECIABLE
                                                      1995        1996        1997       LIFE-YEARS
                                                    --------    --------    ---------    -----------
Leasehold improvements............................  $105,863    $105,863    $ 105,863          25
Automotive equipment..............................    30,500      65,651       65,651           5
Shop equipment....................................    67,040      68,737       72,099          10
Furniture and fixtures............................    12,382      16,994       25,600        5-10
                                                    --------    --------     --------
Total cost........................................   215,785     257,245      269,213
Accumulated depreciation..........................    88,922     111,525      117,504
                                                    --------    --------     --------
Net carrying amount...............................  $126,863    $145,720    $ 151,709
                                                    ========    ========     ========

NOTE 4 -- LINE OF CREDIT

The Company has a $100,000 line of credit with a bank. It is collateralized by the personal guarantee of the sole stockholder and is due on demand. Interest on borrowings is at bank's prime rate, an effective rate of 8.50 percent at March 31, 1997. There were no amounts outstanding under this arrangement during 1996 or 1997.

NOTE 5 -- FEDERAL INCOME TAXES

The provision for income taxes consists of the following:

                                          SIX MONTHS ENDED,         YEAR ENDED     THREE MONTHS ENDED
                                       JUNE 30,    DECEMBER 31,    DECEMBER 31,    MARCH 31,    MARCH 31,
                                         1995          1995            1996          1996         1997
                                       --------    ------------    ------------    ---------    ---------
Current tax expense (benefit)........  $(26,700)     $ 36,600        $ 21,900      $ (74,100)   $ (12,600)
Deferred tax expense (benefit).......    28,000       (10,000)         71,200         69,700       (7,400)
                                       --------      --------        --------       --------     --------
Total tax expense....................  $  1,300      $ 26,600        $ 93,100      $  (4,400)   $ (20,000)
                                       ========      ========        ========       ========     ========

A reconciliation of the provision for income taxes from continuing operations to income taxes computed by applying the statutory federal tax rate to income before taxes is as follows:

                       LANCO ENVIRONMENTAL PRODUCTS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1996

              (INFORMATION AS OF MARCH 31, 1997 AND FOR THE THREE
               MONTHS ENDED MARCH 31, 1996 AND 1997 IS UNAUDITED)

NOTE 5 -- FEDERAL INCOME TAXES (CONTINUED)

                                           SIX MONTHS ENDED         YEAR ENDED      THREE MONTHS ENDED
                                       JUNE 30,    DECEMBER 31,    DECEMBER 31,    MARCH 31,    MARCH 31,
                                         1995          1995            1996          1996         1997
                                       --------    ------------    ------------    ---------    ---------
Tax computed at 34% of pretax
  income.............................  $  3,200      $ 31,300        $ 93,600      $  (6,400)   $ (24,900)
Effect of nondeductible expenses.....       400         3,800           5,700          4,500        5,900
Effect of graduated rates and
  other..............................    (2,300)       (8,500)         (6,200)        (2,500)      (1,000)
                                       --------      --------        --------      ---------    ---------
Total tax provision..................  $  1,300      $ 26,600        $ 93,100      $  (4,400)   $ (20,000)
                                       ========      ========        ========      =========    =========

The details of the net deferred tax liabilities are as follows:

                                             SIX MONTHS ENDED        YEAR ENDED    THREE MONTHS ENDED
                                          JUNE 30,   DECEMBER 31,   DECEMBER 31,   MARCH 31,   MARCH 31,
                                            1995         1995           1996         1996        1997
                                          --------   ------------   ------------   ---------   ---------
Allowance for doubtful accounts.........  $     --     $ (3,400)      $ (8,500)    $  (3,400)  $  (8,500)
Inventory costs capitalized.............    92,900       85,400        161,700       155,100     140,300
Depreciation............................     5,100        6,000          6,000         6,000      20,000
                                          --------     --------       --------     ---------   ---------
Net deferred tax liabilities............  $ 98,000     $ 88,000       $159,200     $ 157,700   $ 151,800
                                          ========     ========       ========     =========   =========

NOTE 6 -- LEASES AND RELATED-PARTY TRANSACTIONS

The accounts payable to related party represent unsecured noninterest-bearing advances from companies related by common ownership.

The Company pays an annual management fee to a related company of $100,000 for administrative services. The two companies have the same stockholder.

The Company leases its operating facilities from the sole stockholder under an operating lease arrangement that requires monthly rents of $5,000. The lease, which terminates May 31, 1997, contains annual automatic renewal options. The Company is required to pay all insurance, taxes and maintenance costs associated with the property.

The Company also entered into noncancellable operating leases for vehicles and machinery with a company that is wholly owned by the sole stockholder that require monthly payments of $2,250. The leases terminate May 31, 1997.

Total rent expense was $27,057 and $22,400 for the six months ended June 30, 1995 and December 31, 1995, respectively, and $87,055 in 1996. Rent expense was $21,000 and $21,750 for the three months ended March 31, 1996 and 1997, respectively. All rent payments were made to related parties.

NOTE 7 -- SUBSEQUENT EVENT

The sole stockholder signed a letter of intent on February 17, 1997, to sell the Company. The closing of the transaction is subject to satisfactory completion of due diligence performed by the acquiring company.